Inventories	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Inventories

12. INVENTORIES

	As at December 31,
	2018	2017
Ore stockpiles	8,532	9,332
Copper contained in concentrate	3,166	5,933
Molybdenum concentrate	549	217
Materials and supplies	26,739	24,157
	38,986	39,639

At December 31, 2018, the Company recorded an impairment of $1,703 to adjust the carrying value of ore stockpiles to net realizable value. The adjustment was included in cost of sales as a change in inventory of ore stockpiles.